UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     June 28, 2013

Biologix Hair Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54882	27-4588540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

82 Avenue Road, Toronto, Ontario, Canada	M5R 2H2
(Address of Principal Executive Offices)	(Zip Code)

(647) 344-5900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.        Submission of Matters to a Vote of Security Holders.

On June 28, 2013, Biologix Hair Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the "Annual Meeting").  Below is a summary of the proposals and corresponding votes.

Proposal One:  The six director nominees received the following votes:

Nominee	For	Withheld
Ronald Holland	42,776,750	--
Michael Stocker	42,776,750	--
Wilhelm A. Keller	42,776,750	--
David G. Csumrik	42,776,750	--
Ken Zadoorian	42,776,750	--
Mark Maybank	42,776,750	--

There were no broker non-votes on this proposal.

Proposal Two:  The ratification of the selection of MNP LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013 received the following votes:

For	Against	Abstain
42,576,754	--	200,000

There were no broker non-votes on this proposal.

Proposal Three:  The approval of the 2013 Stock Option Plan.

For	Against	Abstain
42,576,754	--	200,000

There were no broker non-votes on this proposal.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 1, 2013	BIOLOGIX HAIR INC.

/s/ Ronald Holland
Ronald Holland
Chairman and President

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